                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2002
                                                   ---------------


                          THE SHERWIN-WILLIAMS COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Ohio                     1-4851                   34-0526850
----------------------     -------------------      ----------------------
   (State or other           (Commission File           (IRS Employer
   jurisdiction of               Number)               Identification No.)
   incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
               -------------------------------------------------
              (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
                                                     --------------




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Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)      Exhibits

         Exhibit No.    Exhibit Description
         -----------    -------------------

            99(a) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

            99(b) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.


Item 9:           Regulation FD Disclosure.
                  ------------------------

         On August 12, 2002, Christopher M. Connor, Chairman and Chief Executive Officer, and Sean P. Hennessy, Senior Vice President - Finance and Chief Financial Officer, each filed with the Securities and Exchange Commission a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as required by SEC Order 4-460 issued on June 27, 2002. Copies of these statements are attached hereto as Exhibits 99(a) and 99(b) and are incorporated herein by reference.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE SHERWIN-WILLIAMS COMPANY


August 12, 2002                By: /s/ L.E. Stellato
                                   --------------------------------------------
                                   L.E. Stellato
                                   Vice President, General Counsel and
                                   Secretary



















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                                 EXHIBIT INDEX
                                 -------------

   EXHIBIT NO.    EXHIBIT DESCRIPTION
   -----------    -------------------

      99(a) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

      99(b) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.
















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